UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K / A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2005

(July 29, 2005)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 NE INTERSTATE 49

CARENCRO, LOUISIANA 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K of OMNI Energy Services Corp. (“OMNI”) dated July 29, 2005 and filed on August 4, 2005. The original Current Report on Form 8-K related to OMNI’s disposal of its aviation unit, which operated under the trade name “OMNI Aviation Services,” pursuant to an Asset Purchase Agreement and the First Amendment to Asset Purchase Agreement, dated as of June 30, 2005, which disposal closed on July 29, 2005.

The purpose of this amendment is to provide the financial information required by Item 9.01 (b) of Form 8-K, which information was excluded from the original filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following items appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet of OMNI Energy Services Corp. as of June 30, 2005

(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2004 and the Six Months Ended June 30, 2005

(c) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Asset Purchase Agreement dated June 30, 2005 by and among OMNI Energy Services Corp., a Louisiana corporation, American Helicopters Inc., a Texas corporation and Rotorcraft Leasing Company, L.L.C., a Louisiana limited liability company (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed on August 4, 2005)

99.1	Press release dated July 29, 2005 regarding disposition of OMNI’s aviation unit (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed on August 4, 2005)

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.

Dated: October 11, 2005

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President